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                                                                     Exhibit (2)
                                                                       EXHIBIT A

                           JOINT REPORTING AGREEMENT
                                      AND
                               POWER OF ATTORNEY

          WHEREAS, the statement or amended statement of Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons"); and

          WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on
Schedule 13D on behalf of each of the Reporting Persons;

          NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Reporting Persons:

          1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

          2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

          3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

          4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

          5. ING Furman Selz Investments III LLC hereby appoints Robert Miller as attorney-in-fact with authority to execute and deliver on behalf of it any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by it pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder. ING Furman Selz Investments III LLC further grants Robert Miller authority, as attorney-in-fact, to execute, deliver, or file on behalf of it any document necessary to amend this Joint Reporting Agreement and Power of Attorney for the purpose of adding additional parties thereto at such time or times as he should, in his discretion, deem appropriate.

          6. Each of FS Private Investments III LLC, Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC and ING Barings Global Leveraged Equity Plan Ltd. hereby appoints Brian P. Friedman and James L. Luikart, and each of them, as attorney-in-fact with authority to execute and deliver on his behalf any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by him pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all
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other federal, state and local securities and corporation laws, and all regulations promulgated thereunder. Each of FS Private Investments III LLC, Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC and ING Barings Global Leveraged Equity Plan Ltd. further grant Brian P. Friedman and James L. Luikart, and each of them, authority, as attorney-in-fact, to execute, deliver, or file on behalf of it any document necessary to amend this Joint Reporting Agreement and Power of Attorney for the purpose of adding additional parties thereto at such time or times as he should, in his discretion, deem appropriate.

          7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: May 14, 2001

                         ING FURMAN SELZ INVESTORS III L.P.
                         ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC
                         ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LLC


                           By:  FS PRIVATE INVESTMENTS III LLC

                           By:/s/ James L. Luikart
                              _____________________________________
                              Name:  James L. Luikart
                              Title: Managing Member



                         FS PRIVATE INVESTMENTS III LLC

                         By:/s/ James L. Luikart
                            _____________________________________
                            Name:  James L. Luikart
                            Title: Managing Member


                         ING FURMAN SELZ INVESTMENTS III LLC

                         By:/s/ James L. Luikart
                            _____________________________________
                            Name:  James L. Luikart
                            Title: Managing Member